SECURITIES AND EXCHANGE COMMISSION


                      Washington, D.C.  20549

                              FORM 8-K

                          CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange
                            Act of 1934

         Date of Report (Date of earliest event reported)
                          January 27, 1995


                         NORAM ENERGY CORP.
       (Exact name of Registrant as specified in its charter)


          Delaware              1-3751           72-0120530
      (State or other        (Commission        (IRS Employer
        jurisdiction        File Number)      Identification No.)
      of incorporation)



                       NorAm Energy Corp.
                         1600 Smith
                       Houston, Texas                    77002
        (Address of principal executive offices)       (Zip Code)



                           (713) 654-5699
        (Registrant's telephone number, including area code)





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   Item 5.   Other Events


        NorAm Energy Corp. hereby incorporates by reference herein its press release issued on January 27, 1995 and attached hereto as Exhibit 99.



   Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

        (a)  Financial Statements -- None.
        (b)  Pro Forma Financial Information -- None.
        (c)  Exhibits -- EX-99.


















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                             Signature


        Pursuant to the  requirements of the Securities  Exchange
   Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NORAM ENERGY CORP.



                                 By        /s/  Michael B.  Bracy
                                 Name:     Michael B. Bracy
                                 Title:    Executive Vice
                                           President & Principal
                                           Financial Officer


   Date:     January 31, 1995































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